SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ChipPAC, Inc.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Filed by ChipPAC, Inc. Pursuant to Rule 14a-12 Under the Securities and Exchange Act of 1934 Commission File No.: 000-31173

On February 10, 2004, ChipPAC, Inc. delivered the following presentation to its customers.

STATS ChipPAC Ltd.

Customer Presentation

Creating a Premier Company in Advanced Semiconductor Packaging & Test Solutions

Forward-Looking Statement

This document contains forward-looking statements including statements concerning the proposed merger involving STATS and ChipPAC, the expected financial performance of STATS and ChipPAC, as well as the strategic and operational plans of STATS and ChipPAC. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties including, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of STATS and ChipPAC to the transaction; the ability of STATS and ChipPAC to successfully integrate their operations and employees; the introduction of new products by competitors or the entry of new competitors into the markets for the products of STATS and ChipPAC; and economic and political conditions in the U.S. and abroad. More information about potential factors that could affect the business and financial results of STATS or ChipPAC is included in each of their filings with the Securities and Exchange Commission (the “SEC”) which are available at the SEC’s website at www.sec.gov. Neither STATS nor ChipPAC undertakes any obligation to update these forward-looking statements to reflect events or circumstances after the date of this document.

Where to Find Additional Information

• In connection with their proposed merger, STATS and ChipPAC will file a proxy statement / prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by STATS and ChipPAC at the SEC’s web site at www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained for free from STATS by contacting STATS Investor Relations in the United States at telephone (408) 586-0608 or email daviesd@statsus.com, or in Singapore at telephone (65) 6824-7705 or email angelaine@stats.st.com.sg, and from ChipPAC by contacting ChipPAC Investor Relations at telephone (510) 979-8220 or email ir@chippac.com.

• STATS, ChipPAC and certain of each of their executive officers and directors may be deemed to be participants in the solicitation of proxies of ChipPAC’s stockholders in connection with the proposed merger. Certain of such individuals may have interests in the proposed merger, including as a result of holding options or shares of ChipPAC common stock. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of such persons involved in the solicitation by reading the proxy statement/prospectus when it becomes available.

Creating a Premier Company in Advanced Semiconductor Packaging & Test Solutions

; Significantly Increased Scale; Enhanced Resilience

; One of the Industry’s Broadest Solution Portfolio

; Leadership Position in Attractive End Markets

; Every Major Semiconductor Company is a Customer

; Global Manufacturing Footprint in Key Strategic Locations

; One of the Strongest Balance Sheets in the Industry

Why?

Growth Platform and Diversification

Growth Platform

• Scale to invest in customer

• Leadership position in attractive end-markets

• One of the broadest and most advanced solution portfolio

• Fully-integrated one-stop service

• Proximity to wafer hubs

• Greater R&D expertise

Diversification / Resilience

• Every major player will be a customer

• Diversified end-user mix –IDMs, fabless, foundries

• Robust capital structure

Merger Facts and Figures

Timeline

• Merger expected to close before end June 2004

Identity

• The proposed name of the combined company is STATS ChipPAC Ltd.

• Shares of STATS will continue to trade in Nasdaq and Singapore

Key Statistics

• Projected US$1 billion revenue in 2004 based on last quarter’s combined revenue

• Approximately 9,100 people worldwide

Leadership

• Tan Lay Koon, current STATS CEO, will be CEO of the combined company

• Dennis McKenna, current ChipPAC Chairman & CEO, will be Vice Chairman and a Board member

Headquarters

• Singapore

The New STATS ChipPAC Has Leadership Positions in High Growth Attractive Markets

Communications / Wireless

• Strong Communications heritage

• Leader in mixed-signal test

Consumer

• #1 in advanced stacked die for small form factor Consumer devices

• China facilities provide world class technology at lower costs for high volume, price sensitive applications

Computing

• Long standing relationships with major customers

Power

• Unique focus—Malaysia facility dedicated to power / analog / discrete

• Long standing relationships with leading power players

STATS ChipPAC INCORPORATED

Established Presence in the World's Most Strategic Semiconductor Markets



Ichon, Korea: 420,000 ft^2 high-end facility specializes in Stacked Die, Chip Scale Packaging and BGA

Hua Lung Chun, Taiwan: Winstek, subsidiary with 220,000 ft^2 plant specializing in wafer probe and final test. Alliance with OSE to provide packaging services

Milpitas and San Diego, CA: 34,000 ft^2 and 19,000 ft^2 pre-production test houses offering complete semiconductor test services. Offers new product integration support, final test and other high volume preparatory services

Shanghai: 443,000 ft^2 facility focused on wafer sort, assembly and test of leadframe packages. 50,000 ft^2 facility for leaded and laminate designs. 25,000 ft^2 Test Facility supporting foundries in China with Class 10K clean room, mixed signal and digital test platforms

Yishun, Singapore: 580,000 ft^2 facility with state-of-the-art equipment, class 10K clean room. Offers full turn-key services including wafer probe, assembly, final testing and drop shipment

Kuala Lumpur: 524,000 ft^2 plant offering high volume assembly and test for a full range of Power Discrete devices and Mixed-Signal / RF test

Sales R&D Manufacturing

Global Scale, Strategic Positioning

8

Creating The Industry’s Premier Company

Significantly Increased Scale

• Expected 2004 revenue over US$1 Billion

• Second largest test house globally

• Leadership in advanced packaging technologies (i.e. stacked die, SiP and wafer level packaging)

• Collective R&D base of over 250 engineers ensures continued leadership in advanced semiconductor packaging and test

Strategic Positioning

• New company will have a global blue-chip roster of major semiconductor customers

• Exposure to the fastest growing end-user segments (communications and digital consumer electronics)

Global Footprint

• Global manufacturing footprint spanning China, Korea, Malaysia, Singapore, Taiwan and the USA

• Close proximity to the major hubs of wafer fabrication, providing customers with total supply chain solutions

Diversification / Resilience

• One of the strongest balance sheets in the industry offering greater flexibility

• Balanced services portfolio

• Broad and Diversified customer base

Expected Closure by End Q2 2004

Announce Merger

Investor Roadshow / Set Up Integration Office

File Regulatory Statements/Forms

Set Up Integration Teams

Regulatory Approval

Integration Master Plan Developed

Shareholder Meetings

Close Merger

STATS ChipPAC Integration Starts

No Impact on Customers Immediate Term

Customer comes first!

No disruption to on-going supplies

Maintain high service and quality levels

No change in point of contact in the immediate term

Communicate regularly on progress of merger

We welcome all feedback

Positive Developments Going Forward

Stronger company with capability to invest in your growth

Broader offerings and best products and services from both companies – drawing on complementary strengths

More comprehensive turn-key solutions

More innovative and leading edge products and services –leveraging on combined R&D resources

Increased financial resilience

We want to grow with you!

The End